MARKETOCRACY FUNDS

The Masters 100SM Fund

Supplement dated March 3, 2016 to the
Statement of Additional Information (“SAI”) dated October 28, 2015

At a special meeting of shareholders (“Special Meeting”) of The Marketocracy Masters 100 Fund held on Wednesday, January 13, 2016, shareholders elected two Trustees – Judi Lum and Patricia A. Einarson – to join the Board of Trustees.  Judi Lum is an existing Independent Trustee who was appointed to serve as a Trustee by the other Trustees on November 15, 2013, to fill a vacancy and had not previously been elected by the shareholders.  Patricia A. Einarson will serve as a new Independent Trustee, replacing Thomas M. Shannon, an Independent Trustee, who announced his retirement from the Board at a Board Meeting held on February 19, 2016 (“February Board Meeting”).  Mr. Shannon also served as the Chairman to the Board prior to his retirement.  At the February Board Meeting, the Trustees appointed Ms. Lum to serve as the Chairman of the Board.  In addition, the Trustees appointed and approved Ms. Einarson to serve as a member of the Audit Committee, Nominating Committee and Valuation Committee.

The following changes are made to the Trustees and Officers information.

The following two paragraphs will replace the first two paragraphs under the Leadership Structure information on page B-19.

The Board of Trustees has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is comprised of two Trustees – Ms. Judi Lum, and Dr. Patricia A. Einarson – who are not “interested persons” of the Trust, the Adviser or the Distributor (as defined below) as that term is defined under the 1940 Act (the “Independent Trustees”) – and one Trustee – Mr. Kendrick W. Kam – who is an interested person of the Fund and Marketocracy Capital Management, LLC (“MCM” or the “Adviser”). Accordingly, 2/3 of the members of the Board of Trustees are Independent Trustees, i.e., Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser or other service provider to the Trust or the Fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee, the Nominating Committee and the Valuation Committee are comprised entirely of Independent Trustees.

The Trust’s Chairman, Ms. Lum, is an Independent Trustee.  Mr. Kam, an interested Trustee, serves as the Trust’s President and Treasurer and is the President of the Adviser.

Additionally, the following paragraph will replace the paragraph regarding Mr. Thomas M. Shannon under the Trustee Qualifications information on page B-20.

Patricia A. Einarson, MD. Dr. Einarson is a physician and experienced Hospital Board member.  Prior to her medical career, Dr. Einarson was a management consultant with Bain and Company for a short time, before joining Tandem Computers (since acquired by Hewlett Packard) as their Corporate Partnerships and Acquisitions Manager.  Dr. Einarson earned both her MD and MBA at Stanford University.

The Independent Trustees table on page B-21 will be replaced with the following table.

Independent Trustees

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
Judi R. Lum P.O. Box 23791 San Jose, CA 95153	54	Trustee since November 2013, Chairman since February 2016.	Managing Director, E2 Consulting, management consulting (1998-Present).	1	None
Patricia A. Einarson P.O. Box 23791 San Jose, CA 95153	57	Trustee since February 2016	Physician (2001-Present), Medical Advisor, AnalyticsMD, healthcare start-up (2012- Present), Medical Advisor, CyberDoctor, healthcare start-up (2013- Present), Board Member, El Camino Hospital and Healthcare District (2010-2014).	1	None

The compensation table on page B-22 will be replaced with the following table.

Name and Position	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Kendrick W. Kam*	None	None	None	None
Judi Lum	$4,000	None	None	$4,000
Patricia Einarson	None	None	None	None
*This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Trustees are paid for their services by the Fund Administrator.

The table on page B-22 under Trustee Ownership of Fund Shares will be replaced with the following table.

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of December 31, 2014:

Key
A.  $1-$10,000
B.  $10,001-$50,000
C.  $50,001-$100,000
D.  over $100,000
Dollar Range of Equity Securities Beneficially Owned in the Fund(1)

Name of Trustee	Masters 100 Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Kendrick W. Kam Interested Trustee	D	D
Judi Lum Independent Trustee	None	None
Patricia Einarson Independent Trustee	None	None
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

The first two paragraphs under Board Committees on B-22 and B-23 will be replaced by the following two paragraphs.

Audit Committee
The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows: Ms. Patricia Einarson and Ms. Judi Lum.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee meets once a year, and if necessary, more frequently.  The Audit Committee met once during the Fund’s last fiscal year at the Board meeting on August 22, 2014.

Nominating Committee
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee is comprised of the Independent Trustees, who currently are as follows: Ms. Patricia Einarson and Ms. Judi Lum.  There are no policies in place regarding nominees recommended by shareholders.  The Nominating Committee met once during the Fund’s last fiscal year at the Board meeting on August 22, 2014.

Please retain this Supplement with the Statement of Additional Information.